UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 2003

                                   ----------


                                ECI TELECOM LTD.
             (Exact name of registrant as specified in its charter)

             Israel                       0-12672                   None
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


     30 Hasivim Street
    Petah Tikva, Israel                                         49133
   (Address of principal                                      (Zip code)
    executive offices)



    Registrant's telephone number, including area code: 011 (972) 3 926-6555

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                                ECI TELECOM LTD.

                                   FORM 8-K/A
                          AMENDMENT 1 TO CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 7.     Exhibits.........................................................3

Signature....................................................................4


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Item 7.       Exhibits.

Exhibit No.   Description
-----------   -----------

    23.8      Consents of Goldstein Lewin & Co., Independent Accountants.
    23.9      Consents of Mazars Paardekooper Hoffman, Independent Accountants.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, ECI Telecom Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2003

                                       ECI TELECOM LTD.


                                       By: /s/ Richard Gilden
                                          ---------------------------------
                                          Richard Gilden, for
                                          Doron Inbar, President and Chief
                                          Executive Officer, pursuant to due
                                          authorization

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                                  Exhibit Index


Exhibit No.   Description
-----------   -----------

    23.8      Consents of Goldstein Lewin & Co., Independent Accountants.
    23.9      Consents of Mazars Paardekooper Hoffman, Independent Accountants.